CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, Charles W. Filson, President of Trust for Credit Unions (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    OCTOBER 30, 2008                       /S/ CHARLES W. FILSON
     ----------------------                 ------------------------------------
                                                Charles W. Filson, President
                                                (principal executive officer)


I, Jay Johnson, Treasurer of Trust for Credit Unions (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    OCTOBER 30, 2008                       /S/ JAY JOHNSON
     ----------------------                 ------------------------------------
                                                Jay Johnson, Treasurer
                                                (principal financial officer)